UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2021

Date of Report (Date of earliest event reported)

__________________

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

_______________________

001-15943

(Commission File Number)

Delaware	06-1397316
(State of Incorporation)	(I.R.S. Employer Identification No.)

251 Ballardvale Street

Wilmington, Massachusetts 01887

(Address of Principal Executive Offices) (Zip Code)

781-222-6000

(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and Notes

Overview. On March 23, 2021, Charles River Laboratories International, Inc., a Delaware corporation (“Charles River” or the “Company”) entered into an indenture (the “Base Indenture”) between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture (the “Supplemental Indenture,” and together with the Base Indenture the “Indenture”) by and among the Company, certain of the Company’s U.S. subsidiaries, Charles River Laboratories Ashland, LLC, Charles River Laboratories I Delaware Holdings, Inc., Charles River Laboratories II Delaware Holdings, Inc., Charles River Laboratories SA USA, Inc., Charles River Laboratories, Inc. and CRL Safety Assessment, Inc. (collectively, the “Guarantors”), and the Trustee, in connection with the offering of $500 million aggregate principal amount of the Company’s 3.750% senior notes due 2029 (the “2029 Notes”) and $500 million aggregate principal amount of the Company’s 4.000% senior notes due 2031 (the “2031 Notes” and, together with the 2029 Notes, the “Notes”). Copies of the Base Indenture and the Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Principal, Maturity and Interest. The Company issued $1 billion aggregate principal amount of the Notes. The Notes are general, unsecured, senior obligations of the Company. The 2029 Notes will mature on March 15, 2029 and the 2031 Notes will mature on March 15, 2031. Interest on the 2029 Notes is payable at a rate of 3.750% per annum and interest on the 2031 Notes is payable at a rate of 4.000% per annum. Interest on the Notes is payable semi-annually in arrears on each March 15 and September 15, beginning on September 15, 2021, to holders of record for such Notes on the immediately preceding March 1 and September 1, respectively.

Optional Redemption. The Company may redeem all or part of the 2029 Notes at any time prior to March 15, 2024, and all or part of the 2031 Notes at any time prior to March 15, 2026, at its option, at a redemption price equal to 100% of the principal amount of such Notes plus the Applicable Premium (as defined in the Indenture) plus accrued and unpaid interest, if any, to but excluding the redemption date.

The Company may also redeem up to 40% of the Notes of each series with the proceeds of certain equity offerings completed before March 15, 2024, at a redemption price equal to, in the case of the 2029 Notes, 103.750% of the principal amount thereof, and, in the case of the 2031 Notes, 104.000% of the principal amount thereof, in each case, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Company may on any one or more occasions redeem all or a part of the 2029 Notes on or after March 15, 2024, and all or a part of the 2031 Notes on or after March 15, 2026, at the redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, on the Notes redeemed, to, but excluding, the applicable date of redemption.

Change of Control. Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company will be required to offer to repurchase the Notes at a purchase price equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest, if any, to but excluding the date of such purchase.

Note Guarantees. As of the issue date, the Notes are guaranteed fully and unconditionally, jointly and severally, on a senior unsecured basis (the “Note Guarantees”), by the Guarantors. In the future, the Note Guarantees may be released or terminated under certain circumstances.

Covenants and Restrictions. The Indenture contains certain covenants, including, but not limited to, limitations and restrictions on the ability of the Company and its Subsidiaries (as defined in the Indenture) to (i) create certain liens, (ii) enter into any Sale and Leaseback Transaction (as defined in the Indenture) with respect to any property, and (iii) merge, consolidate, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations.

Neither the Notes nor the Note Guarantees have been or will be registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

The descriptions and provisions of the Indenture set forth above are summaries only, are not complete and are qualified in their entirety by reference to the full and complete terms contained in the Indenture and the form of Notes, copies of which are attached as Exhibits 4.1, 4.2, 4.3 and 4.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Indenture and the Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01 Other Events.

Senior Notes Offering

On March 23, 2021, Charles River issued a press release announcing the closing of the offering of $500 million aggregate principal amount of 3.750% senior notes due 2029 and $500 million in aggregate principal amount of 4.000% senior notes due 2031. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of March 23, 2021, between the Company and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 23, 2021, by and among the Company, the Guarantors and U.S. Bank National Association, as trustee.

4.3	Form of Note for 3.750% Senior Notes due 2029 (included with Exhibit 4.2).

4.4	Form of Note for 4.000% Senior Notes due 2031 (included with Exhibit 4.2).

99.1	Press Release dated March 23, 2021 regarding closing of the notes offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 23, 2021	CHARLES RIVER LABORATORIES INTERNATIONAL, INC. (Registrant)

	By:	/s/ Bobbie L. King Jr.
		Name:	Bobbie L. King Jr.
		Title:	Assistant Secretary

Exhibit Index

Exhibit No. Description

4.1	Indenture, dated as of March 23, 2021, between the Company and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of March 23, 2021, by and among the Company, the Guarantors and U.S. Bank National Association, as trustee.

4.3	Form of Note for 3.750% Senior Notes due 2029 (included with Exhibit 4.2).

4.4	Form of Note for 4.000% Senior Notes due 2031 (included with Exhibit 4.2).

99.1	Press release dated March 23, 2021